                                                                   EXHIBIT 10.37

                   ELEVENTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT

         Eleventh Amendment, dated as of January 31, 2003 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents (as herein defined) and the Banks; and (d) LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 12.1 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                           Period                                         Ratio
                           ------                                         -----
                   11/1/02 through 1/31/03                              2.95:1.00
                    2/1/03 through 4/30/03                              3.75:1.00
                    5/1/03 through 7/31/03                              4.00:1.00
                   8/1/03 through 10/31/03                              3.90:1.00
                          Thereafter                                    3.50:1.00


         (b) Section 12.4 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                           Period                                         Ratio
                           ------                                         -----
                   11/1/02 through 1/31/03                              1.80:1.00
                    2/1/03 through 4/30/03                              1.60:1.00
                   5/1/03 through 10/31/03                              1.50:1.00
                          Thereafter                                    1.70:1.00


         (c) Section 12.5 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                           Period                                         Amount
                           ------                                         ------
                   11/1/02 through 1/31/03                             $31,000,000
                    2/1/03 through 4/30/03                             $26,000,000
                    5/1/03 through 7/31/03                             $24,000,000
                   8/1/03 through 10/31/03                             $25,000,000
                          Thereafter                                   $27,000,000


         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives (a) a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks, and (b) an amendment fee in an amount equal to $75,000, such amendment fee to be allocated among the Banks which consent to this Amendment on or prior to February 28, 2003 in accordance with their respective Commitment Percentages, with the remainder (if any) to be allocated in the sole discretion of the Administrative Agent.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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



         IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment as a document under seal as of the date first above written.


                                 WHITEHALL JEWELLERS, INC. (f/k/a Marks Bros.
                                 Jewelers, Inc.)

                                 By:  /s/ Jon H. Browne
                                 Jon H. Browne
                                 CFO

                                 FLEET CAPITAL CORPORATION, individually and as Administrative Agent, as Collateral Agent and as Syndication Agent

                                 By:  /s/Brian Conole
                                 Brian Conole
                                 Senior Vice President

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 individually and as Syndication Agent

                                 By:  /s/Bernardo Lacayo
                                 Bernardo Lacayo
                                 First Vice President

                                 ABN AMRO BANK N.V., individually and as
                                 Syndication Agent

                                 By:  /s/Jeffery Sarfaty
                                 Jeffery Sarfaty
                                 Vice President

                                 JP MORGAN CHASE BANK

                                 By:  /s/Irene B. Spector
                                 Irene B. Spector
                                 Vice PResident

                                 BANK OF AMERICA, N.A.

                                 By:  /s/Bill Kwiatkowski
                                 Bill Kwiatkowski
                                 Vice President

                                 SOVEREIGN BANK NEW ENGLAND

                                 By:  /s/Irene A. Ogarek
                                 Irene A. Ogarek
                                 Vice President



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